UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 14, 2019

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 8.250% Series A Cumulative Redeemable	ARR-PA	New York Stock Exchange
Preferred Stock, 7.875% Series B Cumulative Redeemable	ARR-PB	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

ARMOUR Residential REIT, Inc. (“ARMOUR”) held its 2019 annual meeting of stockholders at 12:00 p.m. (EDT) on May 14, 2019, for the purpose of: (i) electing nine (9) directors to ARMOUR’s Board of Directors until its 2020 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) ratifying the appointment of Deloitte & Touche LLP (“Deloitte”) as ARMOUR’s independent registered certified public accountants for fiscal year 2019; and (iii) approving, by a non-binding advisory vote, ARMOUR’s 2018 executive compensation. For more information on the proposals described below, please refer to ARMOUR’s proxy statement dated April 1, 2019. As of the record date of March 22, 2019, there were a total of 59,787,573 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 54,611,811 shares of common stock, or approximately 91.3% of the shares outstanding and entitled to vote at the annual meeting, were represented in person or by proxy; therefore a quorum was present.

Proposal 1 — To elect nine (9) directors to ARMOUR’s Board of Directors until its 2020 annual meeting of stockholders and until their successors are duly elected and qualified.

The nine (9) nominees proposed by ARMOUR’s Board of Directors were each elected to serve as a director until ARMOUR’s annual meeting of stockholders to be held in 2020 and until his or her successor is duly elected and qualified. The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes

Scott J. Ulm	33,310,587	1,275,929	20,025,295
Jeffrey J. Zimmer	33,317,721	1,268,795	20,025,295
Daniel C. Staton	31,891,491	2,695,025	20,025,295
Marc H. Bell	28,101,386	6,485,130	20,025,295
Carolyn Downey	33,792,974	793,542	20,025,295
Thomas K. Guba	33,748,843	837,673	20,025,295
Robert C. Hain	33,600,200	986,316	20,025,295
John P. Hollihan, III	33,899,603	686,913	20,025,295
Stewart J. Paperin	33,897,086	689,430	20,025,295

Proposal 2 — To ratify the appointment of Deloitte & Touche LLP as ARMOUR’s independent registered certified public accountants for fiscal year 2019.

Stockholders voted to ratify the appointment of Deloitte as ARMOUR’s independent registered certified public accountants for the fiscal year ending December 31, 2019. The proposal received the following final voting results:

For	Against	Abstain
53,421,079	877,834	312,898

Proposal 3 — To approve, by a non-binding advisory vote, ARMOUR’s 2018 executive compensation.

Stockholders voted to approve, by a non-binding advisory vote, ARMOUR’s 2018 executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
32,680,918	1,460,889	444,709	20,025,295

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2019

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ James R. Mountain
Name: James R. Mountain
Title: Chief Financial Officer